                                                                    EXHIBIT 10.4



                                      LEASE

         1. PARTIES. ROBERT A. JONES and K. GEORGE NAJARIAN, Trustees of ATHENAEUM REALTY NOMINEE TRUST, under a Declaration of Trust dated October 3, 1979, recorded at the Middlesex South Registry District of the Land Court as Document #592998 and recorded with the Middlesex South Registry of Deeds, in Book 15102, at Page 13, and not individually, ("LESSOR"), which expression shall include its heirs, successors and assigns where the context so permits, does hereby lease to net.Genesis Corp., a Massachusetts Corporation, ("LESSEE") which expression shall include its successors, administrators, and assigns where the context so permits, and the LESSEE hereby leases and shall peaceably hold and enjoy the follow described premises:

         2. PREMISES. Portions of the third floor, of the building at 215 First Street, Cambridge, Middlesex County, Massachusetts, ("The Building") containing sixteen thousand (16,000) square feet of space, all as described in Exhibit A attached hereto and shown on the plan in said Exhibit A (the "Leased Premises"), together with all improvements therein and together with all appurtenances thereto, including but not limited to the right to use in common, with others entitled thereto, the entrances, lobby, hallways, stairways, loading docks, and elevators, necessary for access to and enjoyment of said Leased Premises.


         The Leased Premises shall have as appurtenant thereto: (a) the right to use in common with others entitled thereto, the entrances, lobbies, hallways, stairways, walkways, sidewalks, driveways, loading docks, elevators and other common facilities in the building containing any portion of the Leased Premises necessary for access to and enjoyment of the Leased Premises, or portion, and (b) the pipes, conduits, wires, and appurtenant equipment serving the Leased Premises, or portion thereof, in common with other portions of the building containing any part of the Leased premises, subject, however, to the following rights which are expressly excepted and reserved by
LESSOR: (i) the right, from time to time and after adequate advanced notice, to install, maintain, use, repair, relocate, place and replace utility lines, pipes, ducts, conduits, wires, gas, electric, or any other meters and fixtures located on or passing through any portion of the Leased Premises to serve other portions of the LESSOR's property of which the Leased Premises, or a portion thereof, are a part provided the above work does not materially impair the appearance of LESSEE's use of the Leased Premises and provided that if LESSOR's work reduces the square footage available to the LESSEE then the rent due under this Lease shall be reduced accordingly; (ii) the right to enter into, upon and across any portion of the Leased Premises after adequate advanced notice to exercise any reserved right of LESSOR hereunder or to complete LESSOR's construction of the Leased Premises, or part thereof, and the Building; and
(iii) the right from time to time after adequate advanced notice to make alterations or additions to the Building and to construct other buildings or improvements on the Lot and to make additions to such buildings or improvements, and to permit others to do so from time to time all as LESSOR may determine in its sole discretion, and without LESSEE's consent in any instance; any such alterations or additions being performed to the greatest possible extent in a manner so as not unreasonably to interfere with the LESSEE's use and occupancy of the Leased Premises.

         Subject to LESSOR's reserved rights specified above, there shall be appurtenant to the

Leased Premises the right to park twenty (20) passenger motor vehicles in the parking areas adjacent to the Building. LESSOR reserves the right to designate the locations of the spaces with adequate advance notice to be utilized for such parking rights by written notice to LESSEE, and to change the location of any or all of such spaces by notice to LESSEE at any time and from time to time as LESSOR shall solely determine. The parking spaces provided hereunder need not be contiguous. Additional parking may be leased on a month-to-month basis at fair market value, subject to availability.

         3.1 TERM. The Term of this Lease shall be for a term of five (5) years commencing on the Commencement Date. The Commencement Date shall be the latter of:

                  (a) the date the Leased Premises are "ready for occupancy" as that term is defined in Paragraph 3.2; or

                  (b)      December 1, 1996.

         3.1.1. PHASED OCCUPANCY. In the event a portion of the Leased Premises are substantially completed and ready for occupancy, and LESSOR shall have given notice to LESSEE thereof, then LESSEE shall have the right to commence use and occupancy of such portion of the Leased Premises subject to the terms and conditions of this Lease. During the period of such partial use and occupancy, Base Rent and additional rent payable under Paragraphs 4 and 5 hereof shall be payable on a pro rata basis in the same proportion as the square footage of the space being used and occupied bears to the total square footage of the Leased Premises, and LESSEE shall perform, comply with and abide by all of its obligations, undertakings and covenants as if, and to the same extent, as though the term has commenced.

         3.2 COMPLETION OF IMPROVEMENTS. The Leased Premises shall be considered "ready for occupancy" on the date upon which the improvements described in Exhibit C hereto to be constructed by LESSOR at its sole cost and expense with respect to the Leased premises are substantially completed, and LESSEE is given a copy of a certificate of occupancy issued by the City of Cambridge Building Department covering the Leased Premises. The Leased Premises shall be deemed substantially completed notwithstanding that completion of work and adjustment of equipment and fixtures or minor items of uncompleted work (so-called "punch list" work items) remain to be done, if such work can be completed after occupancy has been taken without causing unreasonable interference with LESSEE's use of the Leased Premises. Except for latent defects and except to the extent to which the LESSEE shall have given the LESSOR written notice, not later than thirty (30) days after the Commencement Date, of matters or items as to which the LESSOR has not properly performed its obligations with respect to the construction and installation of the improvements called for under the Lease, the LESSEE shall have no claim that the LESSOR has failed to perform such obligations, and LESSEE's taking possession shall be conclusive evidence as against LESSEE that said space and improvements were in good order and satisfactory condition when LESSEE took possession. Notwithstanding the above, during the first year of the Lease, the LESSEE may also give LESSOR notice of any items it believes LESSOR has not properly performed its obligations with respect to and that LESSEE did not discover until after thirty (30) days after the Commencement Date because of the seasonality of that item (i.e., air conditioning). The LESSOR shall complete all items of work not properly performed as to which the LESSEE shall have given the LESSOR such timely notices as soon as conditions practicably permit thereafter in such a manner as not to unreasonably disturb the LESSEE or its business operations carried out in the Leased Premises.

         4. RENT. LESSEE covenants and agrees to pay to LESSOR annual base rent ("Base Rent") in the amounts set forth or provided for below, by equal payments of one-twelfth of such annual rate on the first day of each calendar month in advance, the first monthly payment to be made on the first anniversary of the Commencement Date, and by payment in advance of a pro-rata portion of a monthly payment for any portion of a month at the beginning or end of the Term; all payments to be made to LESSOR or such agent, and at such place, as LESSOR shall from time to time in writing designate, the following being now so designated:

                         ATHENAEUM REALTY NOMINEE TRUST

                             c/o THE ATHENAEUM GROUP

                                215 FIRST STREET

                       CAMBRIDGE, MASSACHUSETTS 02142-1268

         The annual Base Rent during the Term is the sum of the following:

                  (i)      Year 1       - $104,000.00

                           Years 2 - 5  -  200,000.00, plus;

                  (ii) the annual fair rental value of LESSEE's parking spaces from Paragraph 2 above. ("Parking"). During the term of this Lease, the fair rental value of the LESSEE's parking spaces shall be $85.00 per space per month.

         Each rent payment shall be due and payable on the first of the month for which the rent payment is applicable. Any installment not paid within five
(5) days of the due date will be subject to a late charge of five (5%) percent.

         4A. PREPAID RENT. Upon the Commencement Date, LESSEE shall pay to LESSOR twelve (12) months rent for amounts due under Paragraphs 4(i) and 5 of this Lease. The amount prepaid shall be comprised of the first year rental rate ($6.50 per RSF), common area charges due under Paragraph 5.1 ($2.13 per RSF) and real estate tax charges due under Paragraph 5.3.2 ($2.01 per RSF). The total amount due from LESSOR on the Commencement Date shall be One Hundred Seventy Thousand Two Hundred Forty ($170,240.00) Dollars. The payment shall fulfill LESSEE's rental obligations (other than for parking and utilities which are separately metered to LESSEE) for Year One of this Lease.

         5. RENT ADJUSTMENTS.

         5.1 RENT ADJUSTMENT - COMMON AREA OPERATING EXPENSES FOR THE BUILDING. Commencing as of the Commencement Date and with respect to any calendar year falling within the Term, or fraction of a calendar year at the beginning or end of the Term, the LESSEE shall pay to the LESSOR, as additional rent, the "LESSEE's Proportionate Building Share" (defined below) of operating expenses attributable to the Building ("CAO Building") shall include, but is not limited to, the following: all costs and expenses incurred by the LESSOR in connection with the insurance, operation, repair, maintenance and cleaning of or for the Building and heating, plumbing, elevators, electrical, air-conditioning and other systems thereof, trash removal, janitorial services, security systems and general expenses incurred by the LESSOR in connection with the insurance, operation and maintenance of the Building (and not other tenants' spaces), to keep the same safe, secure and in first-class order and condition.

         LESSEE's Proportionate Building Share shall be that percentage, which is equal to the ratio of the square footage of space constituting the Leased Premises to the aggregate square footage of space in the Building.

         The LESSEE's Proportionate Building Share with respect to the Leased Premises is 5.61 percent.


         5.2 MONTHLY PAYMENTS. Except as provided in Paragraph 4A. above, beginning with the calendar year in which the Commencement Date occurs, and in subsequent years during the Term of this Lease, the LESSEE shall pay to the LESSOR pro rata monthly installments of amounts due under Paragraphs 5.1 on account of projected CAO Building for such year, calculated by the LESSOR on the basis of the best and most recent budget or data available. Appropriate adjustments of estimated amounts shall be made between LESSOR and LESSEE promptly after the close of each calendar year to account for actual CAO Building for such year, except that LESSOR may, at its option, credit any amount due from it to LESSEE as provided above against any sums then due from LESSEE to LESSOR under this Lease. The balance of any amounts due shall be paid within twenty (20) days after written notice thereof

         5.3 RENT ADJUSTMENT - TAXES.

         5.3.1 LESSOR TO PAY TAXES. The LESSOR shall be responsible for the payment. before the same become delinquent, of all general and special taxes of every kind and nature, including assessments for local improvements, and other governmental charges which may be lawfully charged, assessed or imposed (herein collectively called the "Taxes") upon the Building.

         At any time during the Term if the present system of ad valorem taxation of real property shall be changed to that in lieu of the whole or any part of the ad valorem tax on real property, there shall be assessed on LESSOR a capital levy or other tax on the gross rents received with respect to the Building or a federal, state, county, municipal, or other local income, franchise, excise or similar tax, assessment, levy or charge (distinct from any now in effect) measured by or based, in whole or in part, upon any such gross rents, then any and all of such taxes, assessments, levies or charges to the extent so measured or based, shall be deemed to be included within the term "Taxes" but only to the extent that the same would be payable if the Lot and the Building were the only property of LESSOR.

         5.3.2 LESSEE's SHARE OF TAXES. The LESSEE shall pay to the LESSOR, as additional rent, the LESSEE's Proportionate Building Share of that portion of the Taxes attributable to the Building.

         5.3.3 RENT ADJUSTMENT - PAYMENT. Beginning with the calendar year in which the Commencement Date occurs and in subsequent years during the Term of this Lease, LESSEE shall pay to the LESSOR monthly installments of one-twelfth of the amounts due to LESSOR under Paragraphs 5.4.1 and 5.4.2 on account of projected Taxes for such year, calculated by the LESSOR on the basis of the best and most recent data available as set forth in a statement from LESSOR (and, when available, based upon the real estate tax bill covering any such period). Appropriate adjustments of estimated amounts shall be made between LESSOR and LESSEE promptly after LESSOR shall have received the tax bill covering any such period. The LESSEE shall have the right to inspect and audit the LESSOR's books as they relate to the calculation of CAO Building expenses and Taxes. The expense of inspecting and auditing LESSOR's books, as aforesaid, shall be borne by LESSEE, unless said audit results in a variance which is greater than five (5%) percent, in which event the cost of the audit shall be borne by LESSOR.

          5.4.4 TAX ADJUSTMENT. If the LESSOR or any other tenant (excluding LESSEE) in the Building shall construct an addition to the Building, or construct improvements within the Building of unusual value so as to result in an increase in Taxes over the Taxes which would have been assessed to that Building but for such construction, there shall not be included in Taxes for purposes of this Lease the amount of such increase in Taxes unless such additions or improvements directly benefit the LESSEE. If the LESSEE, or the LESSOR at the direction of the LESSEE, shall construct improvements within the Leased premises, or any part thereof, of unusual value so as to result in an increase in Taxes over the Taxes which would have been assessed to the Building, or part, but for such unusually valuable improvements, the LESSEE shall be responsible for the payment of the full amount of such increase.

         6.       UTILITIES AND OTHER SERVICES.

                  (a) The LESSEE shall pay charges for all heat, air-conditioning, electricity, and water and sewer use charges and all other utilities separately metered or sub-metered to the Leased Premises, and LESSEE shall be responsible for all utility company deposits applicable to the supply of such services to the Leased Premises. LESSEE shall also be responsible for the payment of its proportionate share of all water and sewer use and utilities or separately metered or sub-metered to the Leased Premises all as reasonably determined by LESSOR. Upon request by the LESSOR, the LESSEE shall provide the LESSOR with evidence of payment of such charges. LESSEE shall defend, indemnify and hold LESSOR harmless from and against any claim or liability arising for such charges for which LESSEE is responsible.

                  (b) LESSOR agrees to furnish reasonable heat to the stairways, elevators and other common areas in the Building, or portions thereof, as necessary for comfortable occupancy and to provide adequate lighting to passageways and stairways and all parking areas and walkways providing access from the Building to the parking area in the evening during customary business hours on regular business days, and to furnish ordinary repairs and cleaning of the common areas and facilities of the Building and to the parking areas and removal of snow and ice reasonably promptly after snowfall and ice accumulation have ended to all walkways, access ways and approaches to the Building and the parking lots as is customary in or about similar buildings in Cambridge. LESSEE shall have access to the Leased Premises on a 365 day per year, 24 hours per day basis. LESSOR shall, at its own costs, provide for LESSEE to be listed on all Building tenant directories. LESSOR shall not be liable to LESSEE for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from the necessity of LESSOR or its agent entering the Leased Premises, or for LESSOR's repairing the Leased Premises if such repair is not performed by LESSOR, or for making repairs or renovations to any portion of the Building, however, the necessity may occur unless the same is due to the LESSOR's gross negligence. In case LESSOR is prevented or delayed from making any such repairs or alterations, or supplying the utilities or services provided for herein, or performing any other covenant or duty to be performed on LESSOR's part, by reason of any cause beyond LESSOR's control, LESSOR shall not be liable to LESSEE therefor, nor shall LESSEE be entitled to any abatement or reduction of rent by reason thereof.

nor shall the same give rise to a claim in LESSEE's favor that such failure constitutes actual or constructive, total or partial, eviction from the Leased Premises, or any portion thereof. LESSOR reserves the right to stop any service or utility system, when necessary by reason of accident or emergency, or until necessary repairs have been completed.

                  (c) To the extent that LESSOR has installed separate meters for all utilities including heat, electricity, water and sewer, and air-conditioning, the LESSEE shall pay its utility charges directly to the suppliers of such utility services, as billed by the LESSOR within ten (10) days of receipt of said bill and at least before the same become delinquent. If there are not separate meters, then LESSEE shall pay its pro rata share of the utility cost, as billed by LESSOR. The LESSEE and LESSOR shall have the right to audit said charges and payments upon reasonable notice.

         7. USE OF LEASED PREMISES. The LESSEE shall use the Leased Premises only for the purpose of general offices.

         8. COMPLIANCE WITH LAWS. The LESSEE acknowledges that no trade or occupation shall be conducted in the Leased Premises or use made thereof which shall be unlawful, improper, noisy or offensive, or be contrary to any law or any municipal by-law or ordinance in force in the City of Cambridge. LESSEE shall keep the Leased Premises equipped with all safety appliances and shall procure and keep in force all licenses and permits required by law or ordinance of any public authority because of the uses made of the Leased Premises by LESSEE and shall maintain in good condition on the Leased Premises all safety and fire protection devices required by the Board of Fire Underwriters, or other body having similar functions, and of every insurance company and policy by which LESSOR or LESSEE is insured. If any use of the Leased Premises results in the cancellation of any insurances carried by LESSOR, or increases the cost thereof, the LESSEE shall on demand reimburse the LESSOR all extra insurance premiums incurred as a result of such use of the Leased Premises by the Leased Premises results in the cancellation of any insurances carried by LESSOR, or increases the cost thereof, the LESSEE shall on demand reimburse the LESSOR all extra insurance premiums incurred as a result of such use of the Leased Premises by the LESSEE.

         9. RISK OF LOSS OF PERSONAL EFFECTS. LESSEE acknowledges and agrees that all of the furnishings, equipment, effects and property of LESSEE and of all persons claiming by through or under LESSEE which may be on the Leased Premises or elsewhere in any building in the Complex, shall be at the sole risk and hazard of LESSEE and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes, or other pipes, by theft or from any other cause, no part of said loss or damage is to be charged to or to be borne by LESSOR, except that LESSOR shall in no event be indemnified or held harmless or exonerated from any liability to LESSEE or to any other person, arising from any injury, loss, damage or liability caused by LESSOR's negligence.


         9A. INSURANCE - WAIVER OF SUBROGATION. LESSOR agrees to keep the Building (and LESSEE agrees to keep all LESSEE's equipment, machinery and fixtures therein) insured in amounts equal to the replacement cost of the same, against fire and other perils included in a standard extended coverage endorsement, and against breakdown of boilers and other machinery and equipment, and LESSEE agrees to procure and keep in force comprehensive general liability insurance indemnifying LESSEE against all claims and damages for any injury to or death of person or damage to property which may be claimed to have occurred upon or to have been caused by activities or conditions within the Leased Premises and indemnifying LESSOR to the extent any such claims and demands are the responsibility or obligation of LESSEE pursuant to this lease or as a matter of law, in amounts not less than $500,000 for property damage, $500,000 for injury or death of one person, and $1,000,000 for injury or death of more than one person in a single accident.

         All insurance required hereunder shall be written by insurance carriers qualified to do business and in good standing in Massachusetts and approved by LESSOR, which approval shall not be unreasonably withheld. All policies of insurance, shall name LESSOR and LESSEE as the insured parties. Each required policy of insurance shall provide that, notwithstanding any act or omission of LESSEE which might otherwise result in forfeiture of said insurance: (A) it shall not be canceled nor its coverage reduced without at least ten (10) days prior written notice to each insured named therein, and (B) any proceeds shall be first payable to LESSOR or to holder of any mortgage encumbering the Leased Premises, as their respective interests may appear.

         As of the commencement of the Term hereof, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies, the original policies to be obtained by LESSEE hereto issued by the respective insurers or certificates thereof including photocopies of the original policies, shall be delivered to LESSOR.


         Any insurance carried by either party with respect to the Leased Premises or property therein or occurrences thereon shall include a clause or endorsement denying to the insurer rights of subrogation against the other party to the extent rights have been waived by the insured prior to occurrence of injury or loss. Each party, notwithstanding any provisions of this Lease to the contrary, hereby waives any rights of recovery against the other for injury of loss due to hazards covered by such insurance to the extent of the indemnification received thereunder.


         10. MAINTENANCE OF PREMISES. LESSEE shall pay its proportionate share of the expenses and services set out in Paragraph 5 above. The LESSEE agrees to maintain the Leased Premises in the same condition as they are at the commencement of the Term or as they may be put in during the Term of this Lease, reasonable wear and tear, damage by fire, other casualty and eminent domain, and matters for which LESSOR is responsible hereunder only excepted, to provide its own interior janitorial service, to install and maintain its own security system as it considers appropriate and, whenever necessary, to replace plate glass and other glass therein with that of the same quality as that damaged or injured. LESSEE shall maintain and LESSEE shall pay for the maintenance of the HVAC System servicing the Leased Premises. The LESSEE shall not permit the Leased Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on or about the Leased Premises, which consent shall not be unreasonably withheld or delayed. LESSEE further covenants and agrees: to take all reasonably necessary actions to insure that smoke, fumes, vapors and odors will not permeate any building containing the Leased Premises and will be removed only through the exhaust and ventilating system servicing the Leased Premises; to keep the Leased Premises free of pests, roaches and vermin; to keep all trash garbage and debris stored on the Leased Premises (and not in any other portions of the Lot or the

Building) in adequate covered containers, approved by LESSOR and placed in locations or areas approved by LESSOR in writing and to arrange for the regular removal thereof once each day; to provide for the frequent and adequate cleaning of the Leased Premises and all walls, floors, fixtures and equipment therein consistent with its use. LESSOR shall maintain in good condition the structural elements and the roof of the Building, the mechanical equipment and systems in the Building (other than such equipment and systems which are located within or exclusively serve the Leased Premises, and other than LESSEE's maintenance obligations otherwise provided herein), and the common areas of the Building.

         11. ALTERATIONS - ADDITIONS. The LESSEE shall not make structural alterations or additions to the Leased Premises, but may make nonstructural alterations and improvements, provided the LESSOR consents thereto in advance in writing in each instance, which consent shall not be unreasonably withheld or delayed provided that LESSOR is furnished with detailed plans and specifications reasonably approved by LESSOR. All such allowed alterations or additions shall be at LESSEE's expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the Leased Premises for labor and materials furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE, and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations, or improvements made by the LESSEE, except for moveable partitions and furnishings, installed at the LESSEE's cost, shall become the property of the LESSOR at the termination of Lease as provided herein.

                           EXHIBIT C

                                                               October 18, 19___

                           Lessor's Work Scope For net.Genesis Corp.



DESIGN

                           architectural engineering services including PE stamped plans.

                           as-built plans

                           operation manuals (as applicable)

CONSTRUCTION

                           permits, insurance, supervision

demo demolition (some existing walls, existing mens/womens rooms, floors)

                           reconstruction of conference rooms per attached plan

kitchen provide building standard cabinetry @ kitchen area with color approval by Lessee provide appliance book-ups (tenant provides its own equipment)

interior                   open ceiling in new area

                           repair/replace ceiling in area that currently has dropped ceiling painted drywall partitions for new wall areas

                           replace broken or stained exterior windows

                           doors to match existing doors

                           lock/hardware on doors

                           paint new and existing GWB (2 coats)

                           repair/cosmetic treatment of freight elevator areas.

flooring                   VCT: Armstrone Excelon in non-carpet areas.

                           26 ou. carpet throughout. Lessee to select color.

                           carpet manufacturer to be determined

plumbing/hvac              men's & women's rooms (new)

                           clean/repair existing small restroom at east end of space

                           sprinkler system adjusted for any changes required due to new construction plumbing at kitchen and bathrooms

                           upgraded or new HVAC system as needed. (mftr. to be determined)

electrical                 new light fixtures at approximate 1/100 spacing.

ada                        build-out comply with ADA standards

appliance                  all code compliance including fire


Lessor agrees to use best efforts to assist Lessee in making any design changes Lessee desires, provided that said changes do not materially interfere with Lessor's construction schedule. At the time Lessee request a change, Lessor shall provide Lessee with an allowance for the cost of the Lessor's scope above for the item being changed and will either pay Lessee that amount or bill Lessee for the incremental cost of the change made. For example, if Lessee chooses to replace the carpet with a higher grade carpet that costs $5,000 more. Lessee could pay the $5,000 cost increase to Lessor for the substitution. Upon request, Lessor will provide upgrade costs estimates for Lessee.

                                    EXHIBIT B

                                 SUBLET PREMISES

                                215 First Street
                         Cambridge, Massachusetts 02142
                                (the "Building")

                             OVERLANDLORD'S CONSENT
                                 October 8, 1999

A. The undersigned Overlandlord, as Landlord, under a certain lease dated October 23, 1996 (the "Lease), by and between Cambridge Athenaeum LLC, a Delaware limited liability company, successor in interest to Robert
         A. Jones and K. George Najarian, Trustees of Athenaeum Realty Nominee Trust, Landlord, and net.Genesis Corp., a Massachusetts corporation, Tenant, for premises in the Building (the "Premises"), hereby consents to a sublease ("Sublease") by and between, net.Genesis Corp., as Sublandlord, and iXL-Boston, Inc., a Delaware corporation, as Subtenant, for office premises on the third (3rd) floor of the Building ("Sublet Premises"), provided that:

         1. A copy of any notice sent pursuant to said Sublease shall be sent to: Beacon Capital Partners, Inc., One Federal Street, Boston, Massachusetts 02110, Attention: Treasurer.

         2. Subtenant shall have no right, without Overlandlord's prior written consent, to further sublet the Sublet Premises or any portion thereof nor shall the Subtenant have any right, without Overlandlord's prior written consent, to assign said sublease.

         3. Subtenant shall name Overlandlord as an additional insured party under any liability insurance policy which Subtenant is required to maintain and, prior to taking possession of the Sublet Premises, Subtenant shall deliver to Overlandlord a certificate of such insurance.

B.       Nothing herein contained shall:

         1. Be deemed to diminish or relieve net.Genesis Corp. of its primary responsibility as party-tenant under the Lease;

         2. Be deemed in any way to limit, restrict, or diminish Overlandlord's rights under the Lease;

         3. Extend, or otherwise increase, Overlandlord's obligations under the Lease; or

         4.       Extend the term of the Lease.

         Without limiting the foregoing, in the event that the Lease is terminated for any reason, Subtenant shall have no further right to occupy the Sublet Premises.

C. Anything to the contrary to provisions and conditions of this Overlandlord's Consent which is contained in any instrument of sublease shall be null and void and of no force and effect so far as it relates to the rights and obligations of Overlandlord.

D. By executing this Overlandlord's Consent, the Overlandlord shall not be deemed to have consented to any work proposed to be performed by Tenant or Subtenant in the Premises. Any and all alterations, additions and improvements in or to the Sublet Premises shall be subject to Overlandlord's prior written consent.

E. The undersigned Overlandlord hereby reserves its right to withhold consent where the Lease allows the Landlord to withhold consent.

                           OVERLANDLORD:
                           CAMBRIDGE ATHENAEUM LLC,
                           a Delaware limited liability company

                           By: Kendall Athenaeum LLC,
                               a Delaware limited liability company, its manager

                               By: Beacon/PW Kendall LLC, a Delaware limited
                                   liability company, its manager

                                   By: Beacon Capital Partners, L.P., a Delaware
                                       limited partnership d/b/a Beacon Capital
                                       Partners Limited Partnership, its manager

                                       By: Beacon Capital Partners, Inc.,
                                           a Maryland corporation, its,
                                           General Partner

                                           By: /s/ Illegible Signature
                                               ----------------------------

                                           Name:
                                                ---------------------------

                                           Title:
                                                 --------------------------

                                           Hereunto Duly Authorized

     With respect to all such LESSEE work, LESSEE further agrees as follows: that such work shall commence only after all required municipal and other governmental permits and authorizations have been obtained (the LESSOR agreeing to promptly upon request join in any application therefor at the LESSEE's expense, whenever necessary) and all such work shall be done in a good and workmanlike manner in compliance with building and zoning laws and with all other laws, ordinances, regulations and requirements of all federal, state and municipal agencies, and in accordance with the requirements and policies issued by any insurer of LESSOR or LESSEE; that all such work shall be prosecuted with reasonable dispatch to completion; that at all times when any such work is in progress, LESSEE shall maintain or cause to be maintained adequate worker's compensation insurance for those employed in connection therewith with respect to whom death or injury claims could be asserted against LESSOR, the LESSEE or the Leased Premises and comprehensive general liability or builder's risk insurance (for mutual benefit of LESSEE and LESSOR) in coverages reasonably approved by LESSOR; and that all such work of LESSEE shall be coordinated with any work being performed by LESSOR and other tenants of the building in which the work is taking place in such manner as to maintain harmonious labor relations and not to interfere with the operation of the Building or the construction work of others.

     12. ASSIGNMENT - SUBLEASING. The LESSEE shall not assign or sublet the whole or any part of the Leased Premises without the LESSOR's prior written consent, which consent shall not be unreasonably withheld or delayed. Except, however, such consent is not required for a Sublease to any entity which is majority-owned by the Sublessor. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payments of all rent and for the full performance of the covenants and conditions of this Lease.



     12A. QUIET ENJOYMENT, COVENANT OF TITLE. The LESSEE, on paying the rent and other charges hereunder, as and when the same shall become due and payable and observing and performing the covenants, conditions and agreements contained in this Lease on the part of the LESSEE to be observed and performed, all as herein provided, shall and may lawfully, peaceably and quietly have, hold and enjoy the Leased Premises during the Term, subject to all of the terms and provisions hereof, without hindrance, ejection or disturbance by the LESSOR or by any person or persons claiming by, through or under the LESSOR or by anyone claiming paramount title.

     13. SUBORDINATION. The Lease and LESSEE's interest hereunder, except as hereinafter provided, shall be subordinate to the lien of any present or future mortgage or mortgages upon the Leased Premises or any property of which the Leased Premises are a part, irrespective of the time of execution or the time of recording of any such mortgage or mortgages. The word "mortgage" as used in this Paragraph shall mean mortgages, deeds of trust, and other similar instruments held by any lender and all modifications, extensions, renewals and replacements thereof. This Paragraph is self-operative, and no further instrument of subordination shall be required by the holder of any such mortgage so long as the subordination is made and granted upon the condition that, in the event of any entry by the holder of any such mortgage to foreclose a foreclosure of any such mortgage by entry or by sale or an acquisition by the holder of any such mortgage of LESSOR's interest under this Lease or in the Leased Premises through foreclosure or otherwise, LESSEE shall peaceably hold and enjoy the Leased Premises as a lessee of such holder, upon the same terms, covenants and conditions as set forth in this Lease without any hindrance or interruption from such holder. In the event of such entry, foreclosure or acquisition, LESSEE shall recognize the holder of the mortgage with respect to which such action is taken as the LESSOR under this Lease. As used in this Paragraph, the word "holder" includes any person claiming through or under any such mortgage, including any purchaser at a foreclosure sale, and the word "LESSEE" shall include LESSEE's successors and assigns. The word "mortgage" as used in this Paragraph shall mean mortgages, deeds of trust, and other similar instruments held by any institutional lender and all modifications, extensions, renewals and replacements thereof. This Paragraph 13 is self-operative, and no further instrument of subordination shall be required. LESSOR shall use reasonable efforts to obtain a Subordination; Non-disturbance and Attornment agreement from LESSOR's mortgagee for this Lease.

     Notwithstanding the self-operative effect of this Paragraph 13, the LESSEE agrees to execute such further documents in recordable form as the LESSOR or any lender may reasonably require, consistent with the terms of this Paragraph 13 and 21. Should the LESSEE fail to execute and deliver to the LESSOR any such document within ten (10) days of a written notice requesting the LESSEE to execute and deliver such document, LESSEE shall pay to LESSOR (as liquidated damages and not as a penalty) the sum of $500.00 per day for each day after such tenth (10th) day during which such failure to deliver such instrument continues.

     14. LESSOR'S ACCESS. The LESSOR or agents of the LESSOR may, at reasonable times, upon reasonable prior notice, and so as not to unreasonably interfere with the LESSEE's business, enter to view the Leased Premises, and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do, and may show the Leased Premises to others, with reasonable prior notice at any time within four (4) months before the expiration of the term, may affix to any suitable part of the Leased Premises a notice for letting or selling the Leased Premises or property of which the Leased Premises are a part and keep the same so affixed without hindrance or molestation.


     15. INDEMNIFICATION AND LIABILITY. The LESSEE and LESSOR shall defend, save harmless and indemnify each other from any claims of liability for injury, loss, accident or damage to any person or property while on the Leased Premises, if not due to the negligence of either party, or its employees or agents, and to any person or property anywhere occasioned by any omission, fault, negligence or other misconduct of either party and persons for whose conduct either party is legally responsible.

     16. HOLDING OVER. For each month or portion thereof LESSEE shall remain in possession of the Leased Premises or any portion thereof after the termination of this Lease, whether by lapse of time or otherwise, LESSEE agrees to pay to LESSOR one and one-half times the total of the Base Rent set forth in Paragraph 4 in effect for the period immediately prior to LESSEE's holding, over and one and one-half times the Additional Rent provided for under this Lease then applicable, and also to pay all damages sustained by LESSOR on account thereof; the provisions of this Paragraph shall not operate as a waiver by LESSOR of any right of re-entry provided in this Lease.

     16A. FURTHER LESSEE COVENANTS. LESSEE further covenants and agrees during the Term and such further time as LESSEE holds any part of the Leased Premises:

     (a) to pay when due all rent and other sums herein specified, without offset, deduction or counterclaim except as otherwise specifically provided in this Lease;

     (b) not to obstruct in any manner any portion of any building, not hereby leased or the sidewalks or approaches to such building or any inside windows or doors;


     (c) that neither the original LESSOR nor any successor LESSOR who or which is a trustee or a partnership, nor any beneficiary of the original LESSOR or any successor LESSOR nor any partner, general or limited, or such partnership shall be personally liable under any term, condition, covenant, obligation or agreement expressed herein or implied hereunder or for any claim or damage or cause at law or in equity arising out of the occupancy of the Leased Premises or the use or maintenance of the Building and LESSEE specifically agrees to look solely to the LESSOR's interest in the Building for the recovery of any judgment against LESSOR; and

     (d) if any payment of rent or other sums due hereunder is not paid within five (5) days of the due date, LESSEE shall pay to LESSOR a late charge equal to five (5%) percent of the unpaid amount per month, or part thereof, that such amount remains unpaid.

     17. FIRE, CASUALTY.

     17.1 DEFINITION OF "SUBSTANTIAL DAMAGE" AND "PARTIAL DAMAGE." The term "substantial damage", as used herein shall refer to damage which is of such a character that the same cannot, in ordinary course, be expected to be repaired within ninety (90) calendar days from the time that such repair work would commence. Any damage which is not "substantial damage" is "partial damage." In the event of substantial damage to the Building, the LESSOR shall notify the LESSEE as soon as is practicable and in no event later than thirty (30) days after such damage of LESSOR's estimated time for repair of such damage.


     17.2 PARTIAL DAMAGE TO THE BUILDING. If during the Lease Term there shall be partial damage to the Building by fire or other casualty and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease, the LESSOR shall, to the extent insurance proceeds are available to LESSOR, promptly proceed to restore the Building to substantially the condition in which it was immediately prior to the occurrence of such damage. Notwithstanding the foregoing, if there shall be partial damage to the Building, and if such damage shall materially interfere with LESSEE's use of the Leased Premises as contemplated by this Lease occurring during the last twelve (12) months of the Lease Term of such a character that the same cannot, in ordinary course, be expected to be repaired within thirty (30) days from the time such repair work would begin, the LESSOR or LESSEE may, within ten (10) days of the date of such damage, elect to terminate this Lease. If such election is not made, the LESSOR shall promptly proceed with such restoration.

     17.3 SUBSTANTIAL DAMAGE TO THE BUILDING. If during the Lease Term there shall be substantial damage to the Building by fire or other casualty and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease, the LESSOR shall, to the extent insurance proceeds are available to LESSOR, promptly restore the Building to an architectural unit that is not. less suitable than that which existed prior to such fire or casualty, unless the LESSOR or the LESSEE, within forty-five
(45) days after the occurrence of such damage, shall give notice to the other of its election to terminate this Lease. If at any time during such forty-five (45) day period the LESSOR notifies the LESSEE of its intention to restore the Building, the LESSEE must then give notice to the LESSOR, within ten (10) days of its receipt of the LESSOR's notice of intention to restore the Building, as to whether the LESSEE will elect to terminate the Lease. Should the LESSEE fail to elect to terminate the Lease within such ten (10) day period, the LESSEE's right to terminate under this Paragraph 17.3 shall expire. If the LESSOR proceeds with the restoration of the Building and if such damage shall not have been repaired to the extent necessary for the LESSEE to resume its normal business operations at the Leased Premises by the end of the 180th day following the date of such fire or casualty, or if the LESSOR shall fail diligently to cause such repair and restoration work to be performed, then the LESSEE may, at any time thereafter while the damage remains unrepaired, terminate this Lease upon notice to the LESSOR. If the LESSOR or the LESSEE shall give such notice of termination, then this Lease shall terminate as of the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

     17.4 ABATEMENT OF RENT. If during the Lease Term the Building shall be damaged by fire or casualty and if such damage shall materially interfere with the LESSEE's use of the Leased Premises as contemplated by this Lease, a just proportionate amount of the rent and other charges payable by the LESSEE hereunder shall abate proportionately for the period in which, by reason of such damage, there is such interference with the LESSEE's use of the Leased

     18. DEFAULT AND BANKRUPTCY. In the event that:

     (a) The LESSEE shall, after the applicable five (5) day grace period, default in the payment of any installment of rent or other sum herein specified; or

     (b) The LESSEE shall default in the observance or performance of the LESSEE's covenants, agreements, or obligations hereunder (except as provided in Paragraph 18(a) above) and the LESSEE shall not cure such default within thirty
(30) days after written notice thereof or if such default cannot be cured within thirty (30) days, then if LESSEE shall not commence to cure the same within thirty (30) days and diligently pursue the curing of the same; or


     (c) LESSEE makes any assignment for the benefit of creditors, commits any act of bankruptcy or files a petition under any bankruptcy or insolvency law; or if such a petition is filed against LESSEE or any guarantor of LESSEE's obligations under this Lease and is not dismissed within thirty (30) days; or if a receiver or similar offer becomes entitled to LESSEE's leasehold hereunder and it is not returned to LESSEE within thirty (30) days, or if such leasehold is taken on execution or other process of law in any action against LESSEE; then in any such case the LESSOR shall have the right thereafter, while such default continues, to reenter and-take complete possession of the Leased Premises, to declare the term of this Lease ended, and remove the LESSEE's effects at LESSEE's sole cost and expense, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss and reasonable payment of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. In the event of default, LESSOR shall use its reasonable efforts to re-let the Leased Premises so as to mitigate any damages to the LESSEE hereunder.

         If the LESSEE shall default, in the observance or performance of any conditions or covenants on its part to be observed or performed under or by virtue of any of the provisions of this Lease and after the expiration of any period within which the LESSEE is entitled to cure such default as is provided above in this Paragraph 18, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees, (except for unsuccessful suits against the LESSEE) in instituting, prosecuting, or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of twelve (12%) per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent.

         Nothing contained in this Lease shall limit or prejudice the right of LESSOR to claim and obtain in proceedings for bankruptcy, insolvency or like proceedings by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which the damages are to be claimed or proved, whether or not the amount be greater, equal to or less than the amount of the loss or damages referred to above.


         18A. DEFAULT OF LANDLORD AND MORTGAGE RIGHTS. LESSOR shall in no event be in default in the performance of any of LESSOR's obligations hereunder unless and until LESSOR shall have failed to perform such obligations within thirty
(30) days or such
additional time as is reasonably required to correct any such default after receipt of written notice by LESSEE to LESSOR properly specifying wherein LESSOR has failed to perform any such obligation. LESSEE agrees to give any mortgagee, by registered mail, a copy of any notice of default served upon the LESSOR, provided that prior to such notice the LESSEE has been notified in writing of the identity and address (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such mortgagee. The LESSEE further agrees that if the LESSOR shall have failed to cure such default within the time provided for in this Lease, then the mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within sixty (60) days the mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

         18B.     BANKRUPTCY OR INSOLVENCY.

     (a) LESSEE's INTEREST NOT TRANSFERABLE. Neither LESSEE's interest in this Lease nor any estate hereby created in LESSEE nor any interest herein or therein shall pass to any trustee, except as may specifically be provided pursuant to the Bankruptcy Code (11 USC Sec. 101, et seq.) or to any receiver or assignee for the benefit of creditors or otherwise by operation of law.


     (b) TERMINATION OF LEASE. Notwithstanding anything to the contrary contained in this Lease, in the event the interest or estate created in LESSEE hereby shall be taken in execution or by other process of law or if LESSEE or LESSEE's guarantor, if any, or LESSEE's executors, administrators or assigns, if any, shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state law of an order for the relief of such entity shall be entered pursuant to the Bankruptcy Code, or if a receiver or trustee of the property of LESSEE or LESSEE's guarantor, if any, shall be appointed by reason of the insolvency or inability of LESSEE or LESSEE's guarantor, if any, to pay its debts or if any assignment shall be made of the property of LESSEE, or LESSEE's guarantor, if any, for the benefit of creditors, then and in any such events this Lease and all rights of LESSEE hereunder shall automatically cease and terminate with the same force and effect as though the date of such event were the date originally established herein and fixed for the expiration of the term and LESSEE shall vacate and surrender the Leased Premises but shall remain liable as herein provided.


     (c) LESSEE's OBLIGATION TO AVOID CREDITORS' PROCEEDINGS. LESSEE or LESSEE's guarantor, if any, shall not cause or give cause for the appointment of a trustee or receiver of the assets of LESSEE or LESSEE's guarantor, if any, and shall not make any assignment for the benefit of creditors or become or be adjudicated insolvent. The allowance of any petition under any insolvency law, except under the Bankruptcy Code or the appointment of a trustee or receiver of LESSEE or LESSEE's guarantor, if any, or of the assets of either of them, shall be conclusive evidence that LESSEE caused or gave cause therefor, unless such allowance of the petition or the appointment of a trustee or receiver is vacated within ninety (90) days after such allowance or appointment. Any act described in this paragraph shall be deemed a material breach of LESSEE's obligation hereunder and this Lease shall thereupon automatically terminate. LESSEE does, in addition, reserve any and all other remedies provided in this Lease or in the law.

     (d) RIGHTS AND OBLIGATIONS UNDER THE BANKRUPTCY CODE. Upon the filing of a petition by or against LESSEE under the Bankruptcy Code, LESSEE, as debtor and as debtor-in-possession, and any trustee who may be appointed agree as follows:
(i) to perform each and every obligation of LESSEE under this Lease including, but not limited to, the manner of-operation of this Lease, until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; (ii) to pay monthly, in advance, on the first day of each month, as reasonable compensation for use and occupancy of the Leased Premises, an amount equal to all fixed annual Base Rent, additional rent and other charges otherwise due pursuant to this Lease; (iii) to reject or assume this Lease within sixty (60) days of the appointment of such trustee under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days (or such shorter term as LESSOR, in its sole discretion, may deem reasonable, so long as notice of such period is given) of the filing of a petition under any other chapter; (iv) to give LESSOR at least forty-five(45) days' prior written notice of any proceeding relating to any assumption of this Lease; (v) to give at least thirty (30) days' prior written notice of any abandonment of the Leased Premises, with any such abandonment to be deemed a rejection of this Lease and an abandonment of any property not previously removed from the Leased Premises; (vi) to do all other things of benefit to LESSOR otherwise required under the Bankruptcy Code; (vii) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above: and (viii) to have consent to the entry of any order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

     No default of this Lease by LESSEE, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by LESSOR. It is understood and agreed that this is a Lease of real property and that, therefore, Sec. 365(b) (3) of the Bankruptcy Code is applicable to any proposed assumption of this Lease in a bankruptcy case.

     Included within and in addition to any other conditions or obligations imposed upon LESSEE or its successor in the event of assumption and/or assignment are the following: (i) the cure of any monetary defaults and the reimbursement of pecuniary loss immediately upon entry of a court order providing for assumption and/or assignment; (ii) [intentionally omitted]; (iii) the use of the leased Premises as set forth in the reference data section of this Lease and the quality, quantity and/or lines of merchandise of any goods or services required to be offered for sale are unchanged; (iv) the payment of any sums which may then be due or which may thereafter become due under the provisions of this Lease; (v) the debtor, debtor-in-possession, trustee or assignee of such entity demonstrates in writing that it has sufficient background, including, but not limited to, substantial commercial experience in buildings of comparable size and financial ability to operate a commercial establishment out of the Leased Premises in the manner contemplated in this Lease, and meets all other reasonable criteria of LESSOR as did LESSEE upon execution of this Lease; (vi) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (vii) the Leased Premises at all times remains a single store (if retail) and no physical changes of any kind may be made to the Leased Premises unless in compliance with the applicable provisions of this Lease.


     Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to LESSOR an instrument confirming such assumption in accordance with the terms of Paragraph 21 hereof.

     19. NOTICE. Any notice from the LESSOR to the LESSEE relating to the Leased Premises or to the occupancy thereof shall be deemed duly served, if mailed, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE, net.Genesis Corp., Attention: President at the Leased Premises and to

                          JOHN D. PATTERSON, JR., ESQ.
                             FOLEY HOAG & ELIOT LLP
                             ONE POST OFFICE SQUARE
                                BOSTON, MA 02109

     Any notice from the LESSEE to the LESSOR relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing. All rent and notices shall be paid and sent to the LESSOR at:

                         ATHENAEUM REALTY NOMINEE TRUST
                             c/o THE ATHENAEUM GROUP
                                215 FIRST STREET
                       CAMBRIDGE, MASSACHUSETTS 02142-1268

     20. RULES AND REGULATIONS. The LESSOR shall have the right to institute and to change from time to time, rules and regulations for the use of the Building by commercial office Lessees, and by commercial retail lessees, which shall be reasonable in all instances and shall be uniformly applicable to all commercial Lessees in the Building and the LESSEE agrees to abide thereby.

     21. PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

     22. SURRENDER. The LESSEE shall at the expiration or other termination of this Lease remove all LESSEE's goods and effects from the Leased Premises (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the Leased Premises). LESSEE shall deliver to the LESSOR the Leased Premises and all keys, locks thereto, and other fixtures connected therewith, and all alterations and additions made to or upon the Leased Premises, in the same condition as they were at the commencement of the term, or as they were put in during the term hereof, reasonable wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE's failure to remove any of the LESSEE's property from the Leased Premises, LESSOR is hereby authorized without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE's expense or to retain the same under LESSOR's control or to sell at public or private sale, with reasonable notice any or all of the property not so removed, and to apply the net proceeds of such sale to the payment of any sum due hereunder.


     23. OPTION TO EXTEND. If the LESSEE is not then in default, LESSOR does hereby grant to LESSEE the option to extend this Lease for one (1) additional five (5) year term, commencing on the expiration of the Initial Term upon the same terms and conditions as herein contained except the annual Base Rent set forth in Paragraph 4 hereof shall be at the rate set forth below. LESSEE's desire to extend the Lease shall be communicated by written notice from LESSEE and received by LESSOR at least seven (7) months prior to the expiration of the Initial Term. LESSOR shall provide LESSEE at least six (6) months prior to the expiration of the initial term with its reasonable estimate of the then current market value for comparable space in Cambridge. LESSEE shall notify LESSOR at least four (4) months prior to the expiration of the Initial Term of its decision to accept or reject LESSOR's rent.

     24. BROKER. The LESSOR and LESSEE each represent and warrant to the other that each has had no dealings with any Brokers other than William F. Baker of Thompson Doyle & Company concerning this Lease, and each party agrees to indemnify and hold the other harmless for any damages occasioned to the other by reason of a breach of this representation and warranty. LESSOR shall pay a commission to Thompson Doyle & Company.

     25. ESTOPPEL CERTIFICATE. LESSOR and LESSEE each agree at any time from time to time, upon not less than ten (10) days prior notice to execute, acknowledge and deliver to the other, a statement in writing, certifying to the extent possible that this Lease is unmodified and in full force and effect, or if there have been modifications, that the same is in full force and effect as modified and stating such modifications and otherwise certifying if there exists any default under the terms of this Lease and such other information as may be reasonably requested concerning this Lease by the other party or any other third party with a bona fide interest. Should either party fail to deliver to the other party any such statement within ten (10) days of receipt of a written notice requesting any such statement, the party failing to deliver any such statement shall pay to the requesting party, the sum of $500.00 per day (as liquidated damages and not as a penalty), for each day after such tenth (10th) day during which such failure continues.

     26. SECURITY DEPOSIT. Waived.

     27. MISCELLANEOUS.

     (a) Upon written request from LESSOR, LESSEE shall submit annual financial statements to the LESSOR including statements of cash flow. If the LESSEE is a publicly traded corporation it shall supply LESSOR, on a quarterly basis, with its 10-Q filings.

     (b) The LESSOR reserves the right to assign or transfer any and all of its right title and interest under the Lease, including but not limited to the benefit of all covenants of the LESSEE hereunder. Notwithstanding anything contained in this Lease to the contrary, it is specifically understood and agreed that the obligations imposed under the LESSOR hereunder shall be binding upon the LESSOR and LESSOR's successors in interest only with respect to breaches occurring during and prior to LESSOR's and LESSOR's successors' ownership of LESSOR's interest hereunder and LESSOR and its said successors in interest shall not be liable for acts and occurrences arising from and after the transfer of their interest as LESSOR hereunder.

     (c) This Lease shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, as the same may from time to time exist.

     (d) This Lease contains all of the agreements of the parties with respect to the subject matter thereof and supersedes all prior oral and written negotiations and dealings between them with respect to such subject matter. The agreement of the parties contained in this Lease shall not be modified or amended unless such modification or amendment is in writing and signed by the parties.

     (e) The LESSEE acknowledges that LESSEE has not been influenced to enter into this Lease nor has it relied upon any warranties or representations not set forth or incorporated in this Lease or previously made in writing.


     (f) If any term or provision of this Lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provisions to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

     The undersigned Trustees of the ATHENAEUM REALTY NOMINEE TRUST do hereby certify that they were each authorized by all of the beneficiaries of said Trust to acknowledge the within Lease on behalf of the Trustees.


     IN WITNESS WHEREOF, the LESSOR and LESSEE have hereunto set their hands and common seals this 23rd day of October, 1996.

LESSOR:

ATHENAEUM REALTY NOMINEE TRUST


/s/ Robert A. Jones, Trustee                 /s/  [Illegible Signature]
-----------------------------------          -------------------------------
NAME:    Robert A. Jones, Trustee            WITNESS
OFFICE:  Trustee
         Hereunto Duly Authorized.


/s/ K. George Najarian, Trustee              /s/  [Illegible Signature]
------------------------------------         -------------------------------
NAME:    K. George Najarian, Trustee         WITNESS
OFFICE:  Trustee
         Hereunto Duly Authorized



LESSEE
net.Genesis Corp.


/s/ Rajat Bhargava                         /s/  Marianne Cucotta
-----------------------------------         --------------------------------
NAME:    Rajat Bhargava                    WITNESS
OFFICE:  President
         Hereunto Duly Authorized


/s/ Rajat Bhargava                         /s/  Marianne Cucotta
-----------------------------------         --------------------------------
NAME:    Rajat Bhargava                    WITNESS
OFFICE:  Treasurer
         Hereunto Duly Authorized